American Century California Tax-Free and Municipal Funds Prospectus and Summary Prospectus Supplement California Tax-Free Money Market Fund
Supplement dated May 9, 2016 ■ Prospectus dated January 1, 2016

In response to amendments to Rule 2a-7 under the Investment Company Act of 1940, this fund will be designated a retail money market fund on October 14, 2016. Among other things, this means that the fund will only be available for purchase by accounts that are beneficially owned by natural persons. To prepare for this transition, on July 8, 2016, the fund will close to any investments from accounts that are not beneficially owned by natural persons.

At a later date, the fund will begin involuntarily redeeming accounts that remain in the fund that are not beneficially owned by natural persons. The fund will provide advance written notice of its intent to make any such involuntary redemptions. The fund will not have the ability to implement liquidity fees or redemption gates until October 14, 2016.

The following changes are effective as of July 8, 2016:

The following is added to the Purchase and Sale of Fund Shares section on page 4 of the prospectus and page 3 of the summary prospectus:

As of close of business on July 8, 2016, the fund is only available for purchase by accounts that are beneficially owned by natural persons.

The following is added to the Additional Policies Affecting Your Investment section on page 11 of the prospectus:

Fund Eligibility

As of close of business on July 8, 2016, the fund is only available for purchase by accounts that are beneficially owned by natural persons. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.

Financial intermediaries must have policies and procedures that are reasonably designed to limit all beneficial owners of the fund to natural persons. Such financial intermediaries may be asked to provide information or certification as to the adequacy and effectiveness of such policies and procedures, in such form as the fund may reasonably request.

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